                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                      -----------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)            20-Jan-98

TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of February 28, 1997 in connection with the issuance of The Money Store Auto Trust Asset Backed Securities, (Series 1997-1)

                            TMS Auto Holdings, Inc.
 -------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)


      Delaware
      New Jersey                      333-14075-02                  91-181-5414
      ----------                      ------------                  -----------

      State or other                  (Commission                  (IRS Employer
      jurisdiction of                 File Number)                  ID Number)
      incorporation)


      2840  Morris  Avenue,     Union,  New  Jersey                       07083
      --------------------------------------------------------------------------
      (Address of principal executive officer)


      Registrant's Telephone Number,
      including area code:                                    908-686-2000
                                                              ----------------


                                      n/a
   ------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                 Item 5               Other Events
                                      -----------------------------------



     Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders for the remittance date of: 20-Jan-98


                 Item 7               Financial Statements and Exhibits
                                      -----------------------------------

                 The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                  SIGNATURES



                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                         THE MONEY STORE AUTO TRUST
                                         ASSET BACKED SECURITIES, 1997-I



                                         By /s/ James K. Ransom
                                         ---------------------------------------
                                          James K. Ransom
                                           Vice President



     Dated:             01/31/98

                       THE MONEY STORE AUTO TRUST 1997-1
                        6.83% Asset Backed Certificates
                          Certificateholder Statement

       IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997 - 1 FOR THE JANUARY 12, 1998 DETERMINATION DATE

                 DISTRIBUTION DATE                     01/20/98             MONTHLY PERIOD                Dec-97
A.     Information Regarding the Current Monthly Distribution :

       I.    CERTIFICATES

                    (a)  The aggregate amount of the distribution to
                         Certificateholders                                                                 14,798.33

                    (b)  The amount of the distribution set forth in  A. 1. (a) above in
                         respect of interest on the Certificates                                            14,798.33

                    (c)  The amount of the distribution set forth in  A. 1. (a) above in
                         respect of principal on the Certificates                                                0.00

                    (d)  The amount of the distribution in A.1. (a) payable
                         pursuant to a claim on the Certificate Policy                                           0.00

                    (e)  The remaining outstanding balance available to
                         be drawn under the Certificate Policy                                              14,798.33

                    (f)  The amount of the distribution set forth in paragraph
                         A.1. (a) above per $1,000 interest in the Certificates                             5.6916654

                    (g)  The amount of the distribution set forth in paragraph
                         A.1. (b) above per $1,000 interest in the Certificates                             5.6916654

                    (h)  The amount of the distribution set forth in paragraph
                         A.1. (c) above per $1,000 interest in the Certificates                             0.0000000

                    (i)  The amount of the distribution set forth in paragraph
                         A.1. (d) above per $1,000 interest in the Certificates                             0.0000000

B. Information Regarding the Performance of the Trust :
       I.    POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.

                    (a)  The Pool Balance as of the close of business
                         on the last day of the Monthly Period                                          93,862,246.47

                    (b)  The Certificate Principal Balance after giving
                         effect to payments allocated to principal as set
                         forth in Paragraph A.1. (c)                                                     2,600,000.00

                    (c)  The Certificate Factor after giving affect to the payments
                         set forth in paragraph A.1. (c)                                                    1.0000000

                    (d)  The amount of aggregate Realized Losses for the
                         second preceding Month Period                                                   4,369,742.04

                    (e)  The aggregate Purchase Amount for all Receivables that
                         were repurchased in the Monthly Period                                                  0.00

2.    SERVICING FEE

                   (a)  The aggregate amount of the Servicing
                        Fee paid to the Servicer with respect
                        to the preceding Monthly Period                     0.00


3.    PAYMENT SHORTFALLS

                   (a)  The amount of the Certificateholders'
                        Interest Carryover Shortfall after
                        giving effect to the payments set
                        forth in Paragraph A. 1. (b) above                  0.00
                   (b)  The amount of the Certificateholder's
                        Interest Carryover Shortfall set forth
                        in paragraph B.3. (a) above per $1,000
                        interest with respect to the Certificate:      0.0000000
                   (c)  The amount of the Certificateholders'
                        Principal Carryover Shortfall after
                        giving effect to the payments set forth
                        in Paragraph A.1. (b) above                         0.00
                   (d)  The amount of the Certificateholders'
                        Principal Carryover Shortfall set forth
                        in paragraph B.3. (a) above per $1,000
                        interest with respect to the Certificate:           0.00

4.  TRANSFER OF SUBSEQUENT RECEIVABLES

                   (a)  Aggregate amount on deposit in the
                        Prefunding Account on such
                        Distribution Date after giving effect
                        to all withdrawals therefrom on such
                        Distribution Date                                   0.00

                   (b)  Aggregate amount on deposit in the
                        Capitalized Interest Account on such
                        Distribution Date after giving effect
                        to all withdrawals therefrom on such
                        Distribution Date                                   0.00

                   (c)  Aggregate amount on deposit in the
                        Pre-Funding Account on the final
                        Subsequent Transfer Date after giving
                        effect to all withdrawals therefrom on
                        such Distribution Date                              0.00

                   (d)  The amount set forth in paragraph B.4.
                        (a) per $1,000 interest in the
                        Certificates:                                  0.0000000

                   (e)  The amount set forth in paragraph B.4.
                        (b) to be distributed to
                        Certificateholders per $1,000 interest
                        in the Certificates:                           0.0000000

                   (f)  The amount set forth in paragraph B.4.
                        (c) to be distributed to
                        Certificateholders per $1,000 interest
                        in the Certificates:                           0.0000000

5.                 (a)  The aggregate amount of collections by
                        the Servicer during the preceding
                        Monthly Period                              3,306,775.37

                   (b)  The aggregate amount which was received
                        by the Trust from the Servicer during
                        the preceding Monthly Period                4,048,389.07

                   (c)  The aggregate amount of reimbursements
                        to the Security Insurer during the
                        preceding Monthly Period                            0.00

                   (d)  The amount of Receivables that are
                        delinquent for over:
                        30 days                                    11,377,141.05
                        60 days                                     4,305,397.51
                        90 days                                     1,647,153.27

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying
Certificateholder Statement.


                       THE MONEY STORE AUTO FINANCE INC.






                       BY:        /s/ Harry Puglisi
                            -----------------------
                            HARRY PUGLISI
                            TREASURER

                       THE MONEY STORE AUTO TRUST 1997-1
                Class A-1 6.19% Money Store Asset Backed Notes
                      Class A-2 6.64% Asset Backed Notes



           IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED
          AS OF FEBRUARY 28, 1997, THE MONEY STORE AUTO FINANCE INC.
                 REPORTS THE FOLLOWING INFORMATION PERTAINING
        TO SERIES 1997 - 1 FOR THE JANUARY 12, 1998 DETERMINATION DATE

           DISTRIBUTION DATE   01/20/98    MONTHLY PERIOD    Dec-97

A.        Information Regarding the Current Monthly Distribution :

          I.    NOTES

                    (a) The aggregate amount of the distribution with respect
                        to:
                                    Class A-1 Notes                                          3,834,176.85
                                    Class A-2 Notes                                            201,413.33


                    (b) The amount of the distribution set forth in paragraph A.1.(a)
                        above in respect of interest on:
                                    Class A-1 Notes                                            301,221.91
                                    Class A-2 Notes                                            201,413.33


                    (c) The amount of the distribution set forth in paragraph A.1.(a)
                        above in respect of principal of:
                                    Class A-1 Notes                                          3,532,954.94
                                    Class A-2 Notes                                                  0.00


                    (d) The amount of the distribution in A.1.(a) payable pursuant to a claim on the Note Policy with respect to:
                                    Class A-1 Notes                                                  0.00
                                    Class A-2 Notes                                                  0.00


                    (e) The remaining outstanding balance available to be drawn
                        under the Note Policy                                                4,035,590.18

                    (f) The amount of the distribution set forth in paragraph A.1.(a)
                        above per $1,000 interest in:
                                    Class A-1 Notes                                            42.1338115
                                    Class A-2 Notes                                             5.5333332


                    (g) The amount of the distribution set forth in paragraph A.1.(b)
                        above per $1,000 interest in:
                                    Class A-1 Notes                                             3.3101309
                                    Class A-2 Notes                                             5.5333332


                    (h) The amount of the distribution set forth in paragraph A.1.(c)
                        above per $1,000 interest in:
                                    Class A-1 Notes                                            38.8236807
                                    Class A-2 Notes                                             0.0000000


                    (i) The amount of the distribution set forth in paragraph A.1.(d)
                        above per $1,000 interest in:
                                    Class A-1 Notes                                             0.0000000
                                    Class A-2 Notes                                             0.0000000

                        (j)   Prior to the Parity Date, from the
                              Available Funds, to the Note Distribution
                              Account the amount of the distribution
                              set forth in paragraph A. 1. (a) above in
                              respect of principal of:
                                        Class A-1 Notes                                                       0.00
                                        Class A-2 Notes                                                       0.00


                        (k)    The amount of the distribution set forth
                               in paragraph A. 1. (j) above per $1,000
                               interest in:
                                        Class A-1 Notes                                                  0.0000000
                                        Class A-2 Notes                                                  0.0000000

B.      Information Regarding the Performance of the Trust :
        1.    POOL BALANCE AND NOTE PRINCIPAL BALANCE

                        (a)  The Pool Balance at the close of business
                             on the last day of the Monthly Period                                   93,862,246.47

                        (b)  The aggregate outstanding principal
                             amount of each Class of Notes after
                             giving effect to payments allocated to
                             principal as set forth in Paragraph A.1
                             (c) and (j) above with respect to:
                                        Class A-1 Notes                                              54,862,246.47
                                        Class A-2 Notes                                              36,400,000.00


                        (c)  The Note Pool Factor for each Class of
                             Notes after giving effect to the
                             payments set forth in paragraph A.1 (c)
                             with respect to:
                                        Class A-1 Notes                                                  0.6028818
                                        Class A-2 Notes                                                  1.0000000


                        (d)  The amount of aggregate Realized Losses for the
                             second preceding Monthly Period                                          4,369,742.04

                        (e)  The aggregate Purchase Amount for all Receivables
                             that were repurchased in the Monthly Period                                      0.00
        2.    SERVICING FEE
                        (a)  The aggregate amount of the Servicing Fee paid to the
                             Servicer with respect to the preceding Monthly Period                            0.00
        3.    PAYMENT SHORTFALLS
                        (a)  The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph
                             A. 1. (b) above with respect to:
                                        Class A-1 Notes                                                       0.00
                                        Class A-2 Notes                                                       0.00


                        (b)  The amount of the Noteholders' Interest
                             Carryover Shortfall set forth in
                             paragraph B.3. (a) above per $1,000
                             interest with respect to:
                                        Class A-1 Notes                                                  0.0000000
                                        Class A-2 Notes                                                  0.0000000


                        (c)  The amount of the Noteholders' Principal
                             Carryover Shortfall after giving effect
                             to the payments set forth in Paragraph
                             A. 1. (b) above with respect to:
                                        Class A-1 Notes                                                       0.00
                                        Class A-2 Notes                                                       0.00


                        (d)  The amount of the Noteholders' Principal
                             Carryover Shortfall set forth in
                             Paragraph B.3. (a) above per $1,000
                             interest with respect to:
                                        Class A-1 Notes                                                  0.0000000
                                        Class A-2 Notes                                                  0.0000000


4. Transfer of Subsequent Receivables

         (a)    Aggregate amount on deposit in the Pre-Funding Account
                on such Distribution Date after giving effect
                to all withdrawals therefrom on such Distribution Date                          0.00

         (b)    Aggregate amount on deposit in the Capitalized Interest
                Account on such Distribution Date after giving effect to
                all withdrawals therefrom on such Distribution
                Date                                                                            0.00

         (c)    Aggregate amount on deposit in the Pre-Funding Account
                on the final Subsequent Transfer Date after giving
                effect to all withdrawals therefrom on such
                Distribution Date                                                               0.00

         (d)    the amount set forth in paragraph B.4 (a) per $1,000
                interest in:
                         Class A-1 Notes                                                   0.0000000
                         Class A-2 Notes                                                   0.0000000


         (e)    the amount set forth in paragraph B.4 (b) to be
                distributed to Noteholders per $1,000 interest in:
                         Class A-1 Notes                                                   0.0000000
                         Class A-2 Notes                                                   0.0000000


         (f)    the amount set forth in paragraph B.4 (c) to be
                distributed to Noteholders per $1,000 interest in:
                         Class A-1 Notes                                                   0.0000000
                         Class A-2 Notes                                                   0.0000000


         (g)    The Amount withdrawn from the Pre-Fund Account and
                transferred to the Collection Account (included in
                paragraph A .1 (c)):
                         Class A-1 Notes                                                        0.00

         (h)    the amount set forth in paragraph B.4 (g) to be
                distributed to Noteholders per $1,000 interest in:
                         Class A-1 Notes                                                   0.0000000


5.       (a)    The aggregate amount of collections by the Servicer
                during the preceding Monthly Period                                     3,306,775.37

         (b)    The aggregate amount which was received by the Trust
                from the Servicer during the preceding Monthly
                Period                                                                  4,048,389.07

         (c)    The aggregate amount of reimbursements to the Security
                Insurer during the preceding Monthly
                Period                                                                          0.00

         (d)    The amount of Receivables that are delinquent for over:
                       30 days                                                         11,377,141.05
                       60 days                                                          4,305,397.51
                       90 days                                                          1,647,153.27

6.       Other Information
         Weighted Average Coupon (WAC)                                                       19.079%

         Weighted Average Remaining Terms (WARM)                                            44.61968

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Noteholder Statement.


                 THE MONEY STORE AUTO FINANCE INC.






                 BY: \s\ Harry Puglisi
                     ------------------
                     HARRY PUGLISI
                     TREASURER